Other Assets	12 Months Ended
Dec. 31, 2013
Other Assets [Abstract]
Other Assets

11. Other assets

Other assets consist of the following at December 31:

	2012	2013
Debt issuance costs	$133,352	$148,315
Other tangible fixed assets	2,482	2,427
Receivables from aircraft manufacturer	8,203	5,800
Prepaid expenses	4,690	6,057
Other receivables	9,124	21,423
	$157,851	$184,022

Amortization of debt issuance costs was $33,001, $50,989 and  $29,633 for the years ended December 31, 2011, 2012 and 2013 respectively. The higher amortization in 2012 was due mostly to the early repayment of secured loans during the year. The unamortized debt issuance costs at December 31, 2013 amortize from 2014 through 2024.